UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 20, 2014

GREAT SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 887-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

    On June 20, 2014, Great Southern Bank (the "Bank"), a wholly-owned subsidiary of Great Southern Bancorp, Inc., announced that it entered into a purchase and assumption agreement with the Federal Deposit Insurance Corporation ("FDIC") to acquire certain loans and other assets and to assume all of the deposits of Valley Bank, a full-service bank headquartered in Moline, Illinois.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

    Presentation material regarding the transaction described above is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

    (d)  Exhibits

       99.1  Press release dated June 20, 2014
       99.2  Presentation material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: June 23, 2014	By: /s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 20, 2014
99.2	Presentation material